Exhibit 1(p)

MERRILL LYNCH VARIBLE SERIES FUNDS, INC.

ARTICLES OF AMENDMENT

Merrill Lynch Variable Series Funds, Inc. a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:	The Corporation is registered as an open-ended company under the Investment Company Act of 1940.
SECOND:	The Corporation desires to amend its Charter as currently in effect.
THIRD:	The following provisions are all of the provisions of the Charter as amended:

(a)Article V of the Charter be and hereby is amended as follows: The Board of Directors of the Corporation, acting in accordance with Section 2-605(a)(4) of the Maryland General Corporation Law, hereby redesignates all issued and unissued Class A and Class B shares of Common Stock of Merrill Lynch Equity Growth Fund as Class A and Class B shares of Common Stock of Merrill Lynch Special Value Focus Fund.

(b)All of the shares of Merrill Lynch Special Value Focus Fund, as classified and designated, continue to have preferences, conversions and other rights, voting powers, restrictions. Limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Articles V of the Articles of Incorporation of the Corporation.

FOURTH: (a)	Before giving effect to this Amendment, the Corporation has the authority to issue 6,800,000,000 shares of stock as follows:

Funds	Number of Authorized Shares
Merrill Lynch American Balanced Fund Common Stock — Class A	100.000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class A	100.000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock — Class A	1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock — Class A	100,000,000
Merrill Lynch Global Bond. Focus Fund Common Stock — Class A	200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock — Class A	200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Government Bond Fund Common Stock — Class A	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class A	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class A	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class A	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class A	100,000,000
Merrill Lynch Reserve Assets Fund Common Stock — Class A	500,000,000
Merrill Lynch American Balanced Fund Common Stock — Class B	100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock — Class B	1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock — Class B	100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Government Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class B	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class B	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class B	100,000,000
Merrill Lynch Reserve Assets Fund Common Stock — Class B	500,000,000

(b)All shares of Class A and Class B Common Stock have a par value of $0.10 per share. The aggregate par value of all the shares of all classes of the Corporation’s capital stock is currently Six Hundred Eighty Million Dollars ($600,800,000).

(c) After the redesignation of the Corporation’s issued and unissued Class A and Class B shares of Common Stock contemplated in Article THIRD(a) hereof, the Corporation will have authority to issue 6,800,000,000 shares of stock as follows:

Funds	Number of Authorized Shares
Merrill Lynch American Balanced Fund Common Stock — Class A	100.000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class A	100.000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock — Class A	1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock — Class A	100,000,000
Merrill Lynch Global Bond. Focus Fund Common Stock — Class A	200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock — Class A	200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Government Bond Fund common Stock — Class A	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class A	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class A	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class A	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class A	100,000,000
Merrill Lynch Reserve Assets Fund Common Stock — Class A	500,000,000
Merrill Lynch American Balanced Fund Common Stock — Class B	100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock —Class B	1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock — Class B	100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Government Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class B	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class B	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class B	100,000,000
Merrill Lynch Reserve Assets Fund Common Stock — Class B	500,000,000
FIFTH:	The reference to “Article 11” in Article THIRD of the Corporation’s Articles of Amendment approved for record on April 23, 1997 is hereby corrected to read “Article V.”
SIXTH:

All of the shares of Class A and Class B Common Stock shall have a par value of $0.10 per share. After the redesignation contemplated in Article THIRD(a) hereof, the aggregate par value or all the shares of all classes of the Corporation’s capital stock will be Six Hundred Eighty Million Dollars ($680,000,000).

SEVENTH:

The foregoing amendment to the Charter of the Corporation was approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted to be made without the consent of the Corporation’s stockholders pursuant to Section 2‑605(a)(4) of the Maryland General Corporation Law. The information required by Section 2-607(b)(2)(l) was not changed by this amendment.

EIGHT:	These Article of Amendment shall be effective at the very beginning of the day on August 15, 1997.

IN WITHESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these present to be signed in its name and on its behalf by its President and witnesses by its Secretary on August 14, 1997.

WITNESS	MERRILL LYNCH VARIBLE SERIES FUNDS, INC.
/s/ Jennifer Sawin	/s/ Arthur Zeikel
Name: Jennifer Sawin Title: Secretary	Name: Arthur Zeikel Title: President

THE UNDERSIGNED, President of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles of Amendment of which this Certificate is made a part. hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

/s/ Arthur Zeikel
President